May 5, 1997

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re: Separate Account VUL of Integrity Life Insurance Company ("Registrant") Rule 497(e) Filing of Financial Statements
     Registration No. 2-99809


Pursuant to Rule 497(e) under the Securities Act of 1933, we are filing updated financial statements which have been provided to policyholders of the Registrant's Portfolio Life product. Registrant is no longer issuing the product, and in accordance with a no-action position of the Securities and Exchange Commission, the prospectus has been "evergreened."

Sincerely,



/s/ Sheri L. Bean
Paralegal

                             Financial Statements

                             Separate Account VUL
                                      of
                       Integrity Life Insurance Company

                               December 31, 1996
                      With Report of Independent Auditors

                             Separate Account VUL
                                      of
                       Integrity Life Insurance Company

                             Financial Statements


                               December 31, 1996



                                   Contents

Report of Independent Auditors...........................................1

Audited Financial Statements

Statement of Assets and Liabilities......................................2
Statement of Operations..................................................3
Statements of Changes in Net Assets......................................4
Notes to Financial Statements............................................6

                        Report of Independent Auditors

Policyholders
Separate Account VUL of Integrity Life Insurance Company

We have audited the accompanying statement of assets and liabilities of Separate Account VUL of Integrity Life Insurance Company (comprising, respectively, the Common Stock, Money Market, Balanced, Aggressive Stock, High Yield, and Global Divisions) as of December 31, 1996, the related statement of operations for the year then ended and statements of changes in net assets for the years ended December 31, 1996 and 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of mutual fund shares owned in The Hudson River Trust (Trust) as of December 31, 1996, by correspondence with the transfer agent of the Trust. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective divisions constituting Separate Account VUL of Integrity Life Insurance Company at December 31, 1996, the results of their operations for the year then ended, and changes in their net assets for the years ended December 31, 1996 and 1995, in conformity with generally accepted accounting principles.

                                        /s/ Ernst & Young LLP



Louisville, Kentucky
April 18, 1997

           Separate Account VUL of Integrity Life Insurance Company

                      Statement of Assets and Liabilities

                               December 31, 1996



                                               Common     Money                  Aggressive
                                               Stock      Market     Balanced      Stock       High Yield   Global
                                              Division   Division    Division     Division      Division   Division      Total
                                            --------------------------------------------------------------------------------------
Assets
Investments in The Hudson River Trust
  at value (cost of $25,251,286 in the
  aggregate)                                $13,984,261  $886,562   $5,428,856   $6,685,156    $463,287   $1,266,879  $28,715,001
Receivable from (payable to) the general
  account of Integrity                           (1,824)       81         (483)        (663)        (78)        (193)      (3,160)
                                            --------------------------------------------------------------------------------------
Net assets                                  $13,982,437  $886,643   $5,428,373   $6,684,493    $463,209   $1,266,686  $28,711,841
                                            ======================================================================================
Unit value                                  $    390.44  $ 172.03    $  253.13   $   514.35    $ 256.91   $   279.56
                                            =========================================================================

Units outstanding                                35,812     5,154       21,445       12,996       1,803        4,531
                                            =========================================================================

See accompanying notes.

                                                                 2

               Separate Account VUL of Integrity Life Insurance

                            Statement of Operations

                         Year Ended December 31, 1996

                                                             Common         Money                      Aggressive
                                                              Stock         Market       Balanced        Stock
                                                             Division      Division      Division       Division
                                                            -----------------------------------------------------
Investment income
 Reinvested dividends from The Hudson River Trust           $1,524,617      $52,387      $612,073      $1,221,909

Expenses
 Mortality and expense risk and
  administrative charges                                        77,717        7,987        32,498          38,940
                                                            -----------------------------------------------------
Net investment income                                        1,446,900       44,400       579,575       1,182,969

Realized and unrealized gain (loss) on
 investments
  Net realized gain on sales of investments                    378,824        8,131        90,167         483,807
  Net unrealized appreciation (depreciation)
     of investments:
    Beginning of period                                      1,803,783       (1,155)      209,004         945,067
    End of period                                            2,742,610        8,814       105,122         496,888
                                                            -----------------------------------------------------
 Change in net unrealized appreciation/
  depreciation during the period                               938,827        9,969      (103,882)       (448,179)
                                                            -----------------------------------------------------
Net realized and unrealized gain (loss) on
 investments                                                 1,317,651       18,100       (13,715)         35,628

Net increase in net assets resulting from
 operations                                                 $2,764,551      $62,500      $565,860      $1,218,597
                                                            =====================================================

                                                               High Yield    Global
                                                                Division    Division         Total
                                                               --------------------------------------
Investment income
 Reinvested dividends from The Hudson River Trust              $71,995      $ 80,153       $3,563,134

Expenses
 Mortality and expense risk and
  administrative charges                                         2,588         7,416          167,146
                                                               --------------------------------------
Net investment income                                           69,407        72,737        3,395,988

Realized and unrealized gain (loss) on
 investments
  Net realized gain on sales of investments                      7,135        54,711        1,022,775
  Net unrealized appreciation (depreciation)
     of investments:
    Beginning of period                                         (1,526)       72,094        3,027,267
    End of period                                                6,243       104,038        3,463,715
                                                               --------------------------------------
 Change in net unrealized appreciation/
  depreciation during the period                                 7,769        31,944          436,448
                                                               --------------------------------------
Net realized and unrealized gain (loss) on
 investments                                                    14,904        86,655        1,459,223

Net increase in net assets resulting from
 operations                                                    $84,311      $159,392       $4,855,211
                                                               ======================================
See accompanying notes.

           Separate Account VUL of Integrity Life Insurance Company

                      Statement of Changes in Net Assets

                         Year Ended December 31, 1996

                                                  Common      Money                 Aggressive
                                                  Stock       Market     Balanced     Stock     High Yield    Global
                                                 Division    Division    Division    Division    Division    Division     Total
                                               ------------------------------------------------------------------------------------
Increase (decrease) in net assets from
 operations
  Net investment income                        $ 1,446,900  $   44,400  $  579,575  $1,182,969  $   69,407  $   72,737  $ 3,395,988
  Net realized gain on sales of
   investments                                     378,824       8,131      90,167     483,807       7,135      54,711    1,022,775
  Change in net unrealized appreciation/
   depreciation during the period                  938,827       9,969    (103,882)   (448,179)      7,769      31,944      436,448
                                               ------------------------------------------------------------------------------------
Net increase in net assets resulting from
 operations                                      2,764,551      62,500     565,860   1,218,597      84,311     159,392    4,855,211

Increase (decrease) in net assets from
 policy related transactions
  Contributions from policyholders                 798,258      43,289     436,431     379,732      19,391      92,436    1,769,537
  Policy terminations and benefits              (1,761,363)   (792,326)   (850,555)   (824,163)    (38,748)   (202,987)  (4,470,142)
  Net transfers among investment divisions          45,099    (127,532)   (111,948)    131,368      31,422      84,250       52,659
                                               ------------------------------------------------------------------------------------
Net increase (decrease) in net assets derived
 from policy related transactions                 (918,006)   (876,569)   (526,072)   (313,063)     12,065     (26,301)  (2,647,946)
                                               ------------------------------------------------------------------------------------
Increase (decrease) in net assets                1,846,545    (814,069)     39,788     905,534      96,376     133,091    2,207,265

Net assets, beginning of year                   12,135,892   1,700,712   5,388,585   5,778,959     366,833   1,133,595   26,504,576
                                               ------------------------------------------------------------------------------------

Net assets, end of year                        $13,982,437  $  886,643  $5,428,373  $6,684,493    $463,209  $1,266,686  $28,711,841
                                               ====================================================================================


Unit transactions
 Contributions                                       2,328         258       1,840         793          83         355
 Terminations and benefits                          (5,152)     (4,688)     (3,580)     (1,726)       (163)       (781)
 Net transfers                                         241        (766)       (445)        282         139         338
                                               ------------------------------------------------------------------------
Increase (decrease) in units                        (2,583)     (5,196)     (2,185)       (651)         59         (88)
                                               ========================================================================

See accompanying notes.

           Separate Account VUL of Integrity Life Insurance Company

                      Statement of Changes in Net Assets

                         Year Ended December 31, 1995

                                            Common        Money                 Aggressive
                                             Stock        Market     Balanced     Stock      High Yield    Global
                                           Division      Division    Division    Division     Division    Division     Total
                                         ----------------------------------------------------------------------------------------
Increase (decrease) in net assets
 from operations
  Net investment income                  $   765,608  $   80,755    $  286,441  $  628,884     $ 32,782   $   43,332  $ 1,837,802
  Net realized gain (loss) on
   sales of investments                      165,786        (401)      130,846     438,473          995       29,756      765,455
  Change in net unrealized
   appreciation/depreciation
   during the period                       2,037,965       6,713       481,059     314,384       24,621      101,112    2,965,854
                                         ----------------------------------------------------------------------------------------
Net increase in net assets
 resulting from operations                 2,969,359      87,067       898,346   1,381,741       58,398      174,200    5,569,111

Increase (decrease) in net assets
 from policy related transactions
  Contributions from policyholders           935,543      56,245       462,736     391,344       18,156       94,377    1,958,401
  Policy terminations and benefits        (1,573,041)   (143,595)     (860,622)   (677,154)     (22,027)    (139,609)  (3,416,048)
  Net transfers among investment
   divisions                                  93,469     (18,020)      (82,726)     67,769       17,362       44,524      122,378
                                         ----------------------------------------------------------------------------------------
Net increase (decrease) in net
 assets derived from policy related
 transactions                               (544,029)   (105,370)     (480,612)   (218,041)      13,491         (708)  (1,335,269)
                                         ----------------------------------------------------------------------------------------
Increase (decrease) in net assets          2,425,330     (18,303)      417,734   1,163,700       71,889      173,492    4,233,842

Net assets, beginning of year              9,710,562   1,719,015     4,970,851   4,615,259      294,944      960,103   22,270,734
                                         ----------------------------------------------------------------------------------------

Net assets, end of year                  $12,135,892  $1,700,712    $5,388,585  $5,778,959     $366,833   $1,133,595  $26,504,576
                                         ========================================================================================

Unit transactions
 Contributions                                 3,668         388         2,245       1,118           95          426
 Terminations and benefits                    (5,946)       (895)       (4,175)     (1,939)        (110)        (613)
 Net transfers                                   225        (139)         (388)        207           88          186
                                         ---------------------------------------------------------------------------
Net increase (decrease) in units              (2,053)       (646)       (2,318)       (614)          73           (1)
                                         ===========================================================================

See accompanying notes.

                             Separate Account VUL

                                      of

                       Integrity Life Insurance Company

                        Notes to Financial Statements

                               December 31, 1996

1. Organization and Significant Accounting Policies

Organization and Nature of Operations

Integrity Life Insurance Company ("Integrity") established Separate Account VUL (the "Separate Account") on May 14, 1986 for the purpose of issuing variable life insurance policies ("policies"). The Separate Account is a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. Variable life insurance policies have not been offered by Integrity since 1990, but policies are still outstanding. Net premiums may be received under existing policies.

Integrity is an indirect wholly owned subsidiary of ARM Financial Group, Inc. ("ARM"). ARM specializes in the asset accumulation business, providing retail and institutional customers with products and services designed to serve the growing long-term savings and retirement markets.

Policyholders may allocate or transfer their account values to one or more of the Separate Account's investment divisions or to a guaranteed interest division provided by Integrity, or both. The Separate Account divisions invest in shares of the corresponding portfolios of The Hudson River Trust (the "Trust"), a mutual fund managed by Alliance Capital Management, L.P. The policyholder's account value in a Separate Account division will vary depending on the performance of the corresponding portfolio. The Separate Account currently has six investment divisions available. The investment objective of each division and its corresponding portfolio are the same. Set forth below is a summary of the investment objectives of the portfolios of the Trust.

     Common Stock Portfolio seeks to obtain long-term growth of capital and increasing income. It invests primarily in common and preferred stocks and other equity-type instruments.

                             Separate Account VUL

                                      of

                       Integrity Life Insurance Company

                        Notes to Financial Statements (continued)


1. Organization and Significant Accounting Policies (continued)

     Money Market Portfolio seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. It invests primarily in high quality short-term money market instruments.

     Balanced Portfolio seeks a high return through a combination of current income and capital appreciation. It invests primarily in common stocks, publicly-traded debt securities and high quality money market instruments.

     Aggressive Stock Portfolio seeks to obtain long term growth of capital. It invests primarily in common stocks and other equity-type securities issued by medium and smaller sized companies with strong growth potential.

     High Yield Portfolio seeks a high return by maximizing current income and, to the extent consistent with that objective, capital appreciation. It invests primarily in a diversified mix of high yield, fixed income securities involving greater volatility of price and risk of principal and income than high quality fixed income securities.

     Global Portfolio seeks long term growth of capital as a fundamental objective. It invests primarily in equity securities of non-United States as well as United States companies.

The assets of the Separate Account are owned by Integrity. The portion of the Separate Account's assets supporting the policies may not be used to satisfy liabilities arising out of any other business of Integrity.

Basis of Presentation

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles for unit investment trusts.

Investments

Investments in shares of the Trust are valued at the net asset values of the respective portfolios, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation and depreciation of investments.

                             Separate Account VUL

                                      of

                       Integrity Life Insurance Company

                        Notes to Financial Statements (continued)


1. Organization and Significant Accounting Policies (continued)

Dividends from income and capital gain distributions are recorded on the ex-dividend date. Dividends and distributions from the Trust portfolios are reinvested in the respective portfolios and are reflected in the unit value of the divisions of the Separate Account.

Share transactions are recorded on the trade date. Realized gains and losses on sales of Trust shares are determined based on the identified cost basis.

Unit Value

Unit values for the Separate Account divisions are computed at the end of each business day. The unit value is equal to the unit value for the preceding business day multiplied by a net investment factor. This net investment factor is determined based on the value of the underlying mutual fund portfolios of the Separate Account, reinvested dividends and capital gains, new premium deposits or withdrawals, and the daily asset charge for the mortality and expense risk and administrative charges. Unit values are adjusted daily for all activity in the Separate Account.

Taxes

Operations of the Separate Account are included in the income tax return of Integrity, which is taxed as a life insurance company under the Internal Revenue Code. The Separate Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. Under the provisions of the policies, Integrity has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax since, under current tax law, Integrity pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, Integrity retains the right to charge for any federal income tax incurred which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made.

                             Separate Account VUL
                                      of
                       Integrity Life Insurance Company

                   Notes to Financial Statements (continued)


1. Organization and Significant Accounting Policies (continued)

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. Investments

The aggregate cost of portfolio shares purchased and proceeds from portfolio shares sold during the year ended December 31, 1996 and the cost of shares held at December 31, 1996 for each division were as follows:

           Division                 Purchases      Sales         Cost
------------------------------------------------------------------------
Common Stock                       $2,514,470   $1,949,734   $11,241,651
Money Market                          299,862    1,132,059       877,748
Balanced                            1,046,343      989,141     5,323,734
Aggressive Stock                    1,891,148    1,021,009     6,188,268
High Yield                            191,201      109,718       457,044
Global                                494,794      447,513     1,162,841

3. Expenses

Integrity assumes mortality and expense risks related to the operations of the Separate Account and deducts a charge from the assets of the Separate Account at an annual rate of 0.60% of policyholder' net assets to cover these risks.

Integrity makes deductions for administrative expenses and state premium taxes from premiums before amounts are allocated to the Separate Account.

                             Financial Statements
                               (Statutory Basis)

                       Integrity Life Insurance Company

                    Years Ended December 31, 1996 and 1995
                      with Report of Independent Auditors

                       Integrity Life Insurance Company

                             Financial Statements
                               (Statutory Basis)


                    Years Ended December 31, 1996 and 1995



                                   Contents


Report of Independent Auditors............................................  1

Audited Financial Statements

Balance Sheets (Statutory Basis)..........................................  3
Statements of Operations (Statutory Basis)................................  5
Statements of Changes in Capital and Surplus (Statutory Basis)............  6
Statements of Cash Flows (Statutory Basis)................................  7
Notes to Financial Statements (Statutory Basis)...........................  9

                        Report of Independent Auditors




Board of Directors
Integrity Life Insurance Company

We have audited the accompanying statutory basis balance sheets of Integrity Life Insurance Company as of December 31, 1996 and 1995, and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Integrity Life Insurance Company at December 31, 1996 and 1995, or the results of its operations or its cash flows for the years then ended.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Integrity Life Insurance Company at December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance.

                                       /s/ Ernst & Young LLP


Louisville, Kentucky
February 12, 1997

                       Integrity Life Insurance Company

                       Balance Sheets (Statutory Basis)

                                             December 31,
                                          1996          1995
                                       ------------------------
                                            (In Thousands)
Admitted assets
Cash and invested assets:
  Bonds                                $2,482,392    $1,755,236
  Preferred stocks                         42,234         7,604
  Subsidiary                               48,272        39,139
  Mortgage loans                           32,946        38,612
  Real estate                                 497           512
  Policy loans                             98,212        94,642
  Cash and short-term investments          87,009        54,476
  Other invested assets                     6,310        13,754
                                       ------------------------
Total cash and invested assets          2,797,872     2,003,975

Separate accounts assets                  764,060       544,664
Accrued investment income                  29,182        27,806
Receivable for investments sold                 -         6,636
Reinsurance balances receivable             1,702         6,795
Other admitted assets                       1,400         2,892



                                       ------------------------
Total admitted assets                  $3,594,216    $2,592,768
                                       ========================

                                                             December 31,
                                                          1996          1995
                                                       ------------------------
                                                            (In Thousands)

Liabilities and capital and surplus
Liabilities:
  Policy and contract liabilities:
    Life and annuity reserves                          $2,614,118    $1,858,672
    Unpaid claims                                             232         2,121
    Deposits on policies to be issued                         348           702
                                                       ------------------------
  Total policy and contract liabilities                 2,614,698     1,861,495

  Separate accounts liabilities                           759,170       543,081
  Accounts payable and accrued expenses                     3,187         3,659
  Transfers to separate accounts due or accrued, net      (37,533)      (30,146)
  Reinsurance balances payable                             13,473         2,472
  Federal income taxes                                          -         2,986
  Asset valuation reserve                                  13,805        12,410
  Interest maintenance reserve                             38,594        35,217
  Other liabilities                                        24,988        15,567
                                                       ------------------------
Total liabilities                                       3,430,382     2,446,741

Capital and surplus:
  Common stock, $2 par value, 1,500,000 shares
    authorized, issued and outstanding                      3,000         3,000
  Paid-in surplus                                          87,535        87,535
  Unassigned surplus                                       73,299        55,492
                                                       ------------------------
Total capital and surplus                                 163,834       146,027
                                                       ------------------------
Total liabilities and capital and surplus              $3,594,216    $2,592,768
                                                       ========================


See accompanying notes.

                       Integrity Life Insurance Company

                  Statements of Operations (Statutory Basis)

                                                             Year Ended December 31,
                                                                1996         1995
                                                             -----------------------
                                                                  (In Thousands)
Premiums and other revenues:
  Premiums and annuity considerations                         $  7,803    $  14,010
  Deposit-type funds                                           737,791      232,682
  Net investment income                                        171,811      152,365
  Amortization of the interest maintenance reserve               3,090        2,947
  Net gain from operations from Separate Accounts Statement        347          297
  Other revenues                                                13,085       11,654
                                                              ---------------------
Total premiums and other revenues                              933,927      413,955

Benefits paid or provided:
  Death benefits                                                20,012       24,688
  Annuity benefits                                              61,242       39,092
  Surrender benefits                                           248,282      322,569
  Interest on funds left on deposit                             25,204        1,059
  Payments on supplementary contracts                           10,261        9,423
  Increase (decrease) in insurance and annuity reserves        372,699     (125,970)
                                                              ---------------------
Total benefits paid or provided                                737,700      270,861

Insurance and other expenses:
  Commissions                                                   20,270       16,215
  General expenses                                               8,955       11,927
  Taxes, licenses and fees                                         549          794
  Net transfers to separate accounts                           137,570       92,817
  Other expenses                                                 1,085        1,184
                                                              ---------------------
Total insurance and other expenses                             168,429      122,937
                                                              ---------------------
Gain from operations before federal income taxes and
 net realized capital losses                                    27,798       20,157

Federal income tax expense (benefit)                            (3,259)       1,370
                                                              ---------------------
Gain from operations before net realized capital losses         31,057       18,787

Net realized capital losses, less capital gains tax
 expense (1996-$5,738; 1995-$1,543) and excluding net
 gains transferred to the interest maintenance reserve
 (1996-$6,467; 1995-$8,061)                                     (5,015)        (918)
                                                              ---------------------
Net income                                                    $ 26,042      $17,869
                                                              =====================

See accompanying notes.

                       Integrity Life Insurance Company

        Statements of Changes in Capital and Surplus (Statutory Basis)

                    Years Ended December 31, 1996 and 1995

                                                                                                Total
                                                 Common       Paid-In        Unassigned      Capital and
                                                 Stock        Surplus          Surplus         Surplus
                                                 ------------------------------------------------------
                                                                    (In Thousands)
Balances, January 1, 1995                       $3,000       $82,941           $57,600         $143,541
Net income                                                                      17,869           17,869
Net change in unrealized gain
  of subsidiary                                                                  5,174            5,174
Decrease in nonadmitted assets                                                     125              125
Decrease from change in valuation basis                                         (8,593)          (8,593)
Increase in asset valuation reserve                                             (3,884)          (3,884)
Capital contributions                                         19,850                             19,850
Mark to market adjustment for SBM Life                       (15,256)                           (15,256)
Dividends to shareholder                                                       (12,800)         (12,800)
Change in surplus in separate accounts                                          (1,113)          (1,113)
Transfer from separate accounts                                                  1,114            1,114
                                                 ------------------------------------------------------
Balances, December 31, 1995                      3,000        87,535            55,492          146,027

Net income                                                                      26,042           26,042
Net change in unrealized gain of subsidiary                                      9,133            9,133
Decrease in nonadmitted assets                                                      27               27
Increase in asset valuation reserve                                             (1,395)          (1,395)
Dividends to shareholder                                                       (16,000)         (16,000)
Other changes in surplus in separate accounts                                    2,960            2,960
Transfer to separate accounts, net                                              (2,960)          (2,960)
                                                 ------------------------------------------------------
Balances, December 31, 1996                     $3,000       $87,535           $73,299         $163,834
                                                 ======================================================

See accompanying notes.

                       Integrity Life Insurance Company

                  Statements of Cash Flows (Statutory Basis)


                                                         Year Ended December 31,
                                                            1996         1995
                                                         -----------------------
                                                              (In Thousands)

Operations:
  Premiums, policy proceeds, and other
    considerations received                             $  745,594   $  246,692
  Net investment income received                           171,376      153,357
  Commission and expense allowances received
    on reinsurance ceded                                     1,905        2,111
  Benefits paid                                           (341,767)    (395,810)
  Insurance expenses paid                                  (30,246)     (30,624)
  Other income received net of other expenses paid          10,100        8,914
  Net transfers to separate accounts                      (144,958)     (99,721)
  Federal income taxes paid                                 (3,702)           -
                                                         -----------------------
Net cash provided by (used in) operations                  408,302     (115,081)

Investment activities:
Proceeds from sales, maturities, or repayments
  of investments:
    Bonds                                                1,604,304    1,075,864
    Preferred stocks                                        57,895        7,604
    Common stocks                                                -        3,300
    Mortgage loans                                           5,668       50,528
    Real estate                                                  -          638
    Other invested assets                                    7,233        3,360
    Net gains on cash and short-term investments                 9            -
    Miscellaneous proceeds                                     211            -
                                                         -----------------------
Total investment proceeds                                1,675,320    1,141,294
Taxes paid on capital gains                                 (2,312)           -
                                                         -----------------------
Net proceeds from sales, maturities, or repayments
  of investments                                         1,673,008    1,141,294


                       Integrity Life Insurance Company


                                                      Year Ended December 31,
                                                          1996          1995
                                                    ---------------------------
                                                          (In Thousands)

Cost of investments acquired:
  Bonds                                                 1,960,794     1,036,258
  Preferred and common stocks                              92,077        13,340
  Other invested assets                                         -        10,472
                                                    ---------------------------
Total cost of investments acquired                      2,052,871     1,060,070
Net increase in policy loans and premium notes              3,569         4,071
                                                    ---------------------------
Net cash provided by (used in) investment activities     (383,432)       77,153

Financing and miscellaneous activities:
Other cash provided:
  Capital and surplus paid-in                                   -        19,850
  Other sources                                            40,403        16,930
                                                    ---------------------------
Total other cash provided                                  40,403        36,780

Other cash applied:
  Dividends to shareholders                                16,000        12,800
  Other applications, net                                  16,740        12,132
                                                    ---------------------------
Total other cash applied                                   32,740        24,932
                                                    ---------------------------
Net cash provided by financing and
  miscellaneous activities                                  7,663        11,848
                                                    ---------------------------

Net increase (decrease) in cash and short-term
  investments                                              32,533       (26,080)

Cash and short-term investments at beginning of year       54,476        80,556
                                                    ---------------------------
Cash and short-term investments at end of year         $   87,009    $   54,476
                                                    ===========================

See accompanying notes.

                       Integrity Life Insurance Company

               Notes to Financial Statements (Statutory Basis)

                              December 31, 1996


1. Organization and Accounting Policies

Organization

Integrity Life Insurance Company ("Integrity" or the "Company") is an indirect wholly owned subsidiary of ARM Financial Group, Inc. ("ARM"). ARM acquired the Company and its wholly owned insurance subsidiary, National Integrity Life Insurance Company ("National Integrity"), on November 26, 1993 from The National Mutual Life Association of Australasia Limited ("National Mutual"). The Company is domiciled in the state of Ohio. The Company, currently licensed in 45 states and the District of Columbia, and National Integrity provide retail and institutional products throughout the United States to the long-term savings and retirement marketplace.

On June 14, 1995, ARM completed the acquisition of substantially all of the assets and business operations of SBM Company (the "Acquisition"), including all of the issued and outstanding capital stock of SBM Company's subsidiaries, State Bond and Mortgage Life Insurance Company ("SBM Life") and SBM Financial Services, Inc. (which subsequently changed its name to ARM Securities Corporation). By virtue of the Acquisition, ARM acquired control of SBM Certificate Company, a wholly owned subsidiary of SBM Life. Concurrent with the Acquisition, ARM acquired all outstanding shares of the authorized capital stock of SBM Certificate Company from SBM Life for a purchase price of $3.3 million. The designated effective date of the Acquisition was May 31, 1995.

The aggregate purchase price for the Acquisition was $38.8 million. ARM financed the Acquisition by issuing a total of 9,770 shares of ARM's Class A common stock to certain private equity funds managed by a subsidiary of Morgan Stanley Group Inc. and certain private investors for an aggregate sale price of $63.5 million. ARM used proceeds from issuance of the new common equity in excess of the adjusted purchase price for the Acquisition to (i) make a $19.9 million capital contribution to SBM Life, (ii) acquire SBM Certificate Company from SBM Life for $3.3 million, and (iii) provide for fees and expenses related to the Acquisition.

In connection with the Acquisition, on May 31, 1995, SBM Life was permitted to record a direct charge to paid-in surplus of $15.3 million from marking-to-market its entire bond portfolio. ARM's $19.9 million capital contribution to SBM Life was primarily intended

                       Integrity Life Insurance Company

               Notes to Financial Statements (Statutory Basis)

                              December 31, 1996


1. Organization and Accounting Policies (continued)

to replace surplus depleted by the $15.3 million charge. Following the Acquisition, ARM restructured SBM Life's investment portfolio to reduce SBM Life's concentration of investments in collateralized mortgage obligations.

On December 31, 1995, SBM Life was merged with and into the Company. In accordance with the National Association of Insurance Commissioners' (the "NAIC") Annual Statement Instructions, the 1996 and 1995 Annual Statements were prepared as if the merger had occurred on January 1, 1994. The capital stock and paid-in surplus reported at December 31, 1995 represent balances for the Company (adjusted for the aforementioned charge to paid-in surplus and offsetting capital contribution). All remaining SBM Life capital and surplus at that date was included as unassigned surplus.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance. Such practices vary from generally accepted accounting principles ("GAAP"). The more significant variances from GAAP are as follows:

  Investments

  Investments in bonds and preferred stocks are reported at amortized cost or market value based on the NAIC rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of shareholder's equity for those designated as available-for-sale. In addition, fair values of certain investments in bonds and stocks are based on values specified by the NAIC, rather than on actual or estimated market values used for GAAP.

                       Integrity Life Insurance Company

1.  Organization and Accounting Policies (continued)

    Realized gains and losses are reported in income net of income tax and transfers to the interest maintenance reserve. Changes between cost and admitted investment asset amounts are credited or charged directly to unassigned surplus rather than to a separate surplus account. The Asset Valuation Reserve is determined by an NAIC prescribed formula and is reported as a liability rather than unassigned surplus. Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on the individual security sold using the seriatim method. The net deferral is reported as the Interest Maintenance Reserve in the accompanying balance sheets. Under GAAP, realized gains and losses are reported in the income statement on a pretax basis in the period that the asset giving rise to the gain or loss is sold and include provisions when there has been a decline in asset values deemed other than temporary.

    Subsidiary

    The accounts and operations of the Company's subsidiary are not consolidated with the accounts and operations of the Company as would be required under GAAP.

    Policy Acquisition Costs

    Costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to investment-type products, to the extent recoverable from future gross profits, are amortized generally in proportion to the emergence of future gross profits over the estimated term of the underlying policies.

    Nonadmitted Assets

    Certain assets designated as "nonadmitted," principally receivables greater than 90 days past due, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.

                       Integrity Life Insurance Company

1.  Organization and Accounting Policies (continued)

    Premiums

    Revenues include premiums and deposits received and benefits include death benefits paid and the change in policy reserves. Under GAAP, such premiums and deposits received are accounted for as a deposit liability and therefore not recognized as premium revenue; benefits paid equal to the policy account value are accounted for as a return of deposit instead of benefit expense.

    Benefit Reserves

    Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

    Federal Income Taxes

    Deferred federal income taxes are not provided for differences between the financial statement amounts and tax bases of assets and liabilities.

                       Integrity Life Insurance Company

1. Organization and Accounting Policies (continued)

The effects of the foregoing variances from GAAP on the accompanying statutory basis financial statements are as follows:



                                                                                              December 31,
                                                                                          1996            1995
                                                                                        -------------------------
                                                                                             (In Thousands)
Net income as reported in the accompanying statutory
  basis financial statements                                                            $  26,042       $  17,869

Deferred policy acquisition costs, net of amortization                                     11,036          16,651
Adjustments to customer deposits                                                           (1,883)         (5,994)
Adjustments to invested asset carrying values at acquisition date                            (412)           (769)
Amortization of value of insurance in force                                                (5,850)         (7,104)
Amortization of interest maintenance reserve                                               (3,090)         (3,906)
Adjustments for realized investment gains                                                   3,373           5,313
Adjustments for federal income tax expense                                                 (6,516)         (4,719)
Investment in subsidiary                                                                    9,498           4,833
Adjustment for SBM Life operating results prior to the Acquisition (see Note 1)                 -           4,604
Other                                                                                      (2,108)          1,274
                                                                                        -------------------------
Net income, GAAP basis                                                                  $  30,090       $  28,052
                                                                                        =========================

                                                                                              December 31,
                                                                                          1996            1995
                                                                                        -------------------------
                                                                                             (In Thousands)
Capital and surplus as reported in the accompanying
  statutory basis financial statements                                                  $ 163,834       $ 146,027

Adjustments to customer deposits                                                         (169,041)       (167,158)
Adjustments to invested asset carrying values at acquisition date                         (15,580)        (18,541)
Asset valuation reserve and interest maintenance reserve                                   81,246          82,941
Value of insurance in force                                                                85,352          91,202
Goodwill                                                                                    6,826           7,090
Deferred policy acquisition costs                                                          54,354          43,318
Net unrealized gains (losses) on available-for-sale securities                             (9,211)         24,127
Other                                                                                       8,238           7,127
                                                                                        -------------------------
Shareholder's equity, GAAP basis                                                        $ 206,018       $ 216,133
                                                                                        =========================

                       Integrity Life Insurance Company

1. Organization and Accounting Policies (continued)

Other significant accounting practices are as follows:

Investments

Bonds, preferred stocks, common stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:

  Bonds and short-term investments are reported at cost or amortized cost. The discount or premium on bonds is amortized using the interest method. For loan-backed bonds, anticipated prepayments are considered when determining the amortization of discount or premium.

  Prepayment assumptions for loan-backed bonds and structured securities are obtained from broker-dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

  Preferred stocks are reported at cost.

  The Company's investment in its insurance subsidiary is reported at the equity in the underlying statutory basis of National Integrity's net assets. Changes in the admitted asset carrying amount of the investment are credited or charged directly to unassigned surplus.

  Short-term investments include investments with maturities of less than one year at the date of acquisition.

Mortgage loans and policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the specific identification method.

Benefits

Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Ohio Department of

                       Integrity Life Insurance Company

1. Organization and Accounting Policies (continued)

Insurance. The Company waives deduction of deferred fractional premiums upon the death of life and annuity policy insureds and does not return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserve. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the non-level incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves.

Tabular interest, tabular less actual reserve released, and tabular cost have been determined by formula as prescribed by the NAIC.

Reinsurance

Reinsurance premiums, benefits and expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and expenses, and the reserves for policy and contract liabilities are reported net, rather than gross, of reinsured amounts.

Separate Accounts

Separate accounts assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered, principally for variable annuity contracts. Separate accounts assets are reported at market value. Surrender charges collectible by the general account in the event of variable policy surrenders are reported as a negative liability rather than an asset pursuant to prescribed NAIC accounting practices. The operations of the separate accounts are not included in the accompanying financial statements, except for separate accounts with guarantees. Fees charged on separate accounts policyholder deposits are included in other revenues.

Use of Estimates

The preparation of financial statements in compliance with statutory accounting practices requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                       Integrity Life Insurance Company

1. Organization and Accounting Policies (continued)

Reclassifications

Certain prior year amounts have been reclassified to conform with the presentation of the 1996 financial statements. These reclassifications resulted in an immaterial increase in prior year net income and had no effect on previously reported surplus.

2. Permitted Statutory Accounting Practices

The Company's statutory basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Ohio Department of Insurance. "Prescribed" statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the NAIC. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future. The NAIC currently is in the process of recodifying statutory accounting practices, the result of which is expected to constitute the only source of "prescribed" statutory accounting practices. Accordingly, that project, which is expected to be effective for 1999, will likely change, to some extent, prescribed statutory accounting practices, and may result in changes to the accounting practices that the Company uses to prepare its statutory financial statements. Although the recodification project is meant to be surplus neutral, there is not enough available information for the industry to assess the impact of such project.

                       Integrity Life Insurance Company

3. Investments

The cost or amortized cost and the fair value of investments in bonds are summarized as follows:


                                                  Cost or             Gross           Gross
                                                 Amortized          Unrealized      Unrealized
                                                   Cost               Gains           Losses       Fair Value
                                                -------------------------------------------------------------
                                                                       (In Thousands)
At December 31, 1996:
  U.S. Treasury securities and obligations
    of U.S. government agencies                 $  226,928          $  778          $ 1,343        $  226,363
  States and political subdivisions                  4,045             121                -             4,166
  Foreign governments                               39,336             160              296            39,200
  Public utilities                                 120,513           1,204            1,084           120,633
  Other corporate securities                       626,219           4,111           18,657           611,673
  Asset-backed securities                          282,903               -                -           282,903
  Mortgage-backed securities                     1,182,448               -              170         1,182,278
                                                -------------------------------------------------------------
Total bonds                                     $2,482,392          $6,374          $21,550        $2,467,216
                                                =============================================================



                                                  Cost or             Gross           Gross
                                                 Amortized          Unrealized      Unrealized
                                                   Cost               Gains           Losses       Fair Value
                                                -------------------------------------------------------------
                                                                       (In Thousands)
At December 31, 1995:
  U.S. Treasury securities and obligations
    of U.S. government agencies                 $  187,867         $ 3,089          $    71        $  190,885
  States and political subdivisions                  9,193             495                -             9,688
  Foreign governments                               60,881             433              577            60,737
  Public utilities                                  76,388           3,822                2            80,208
  Other corporate securities                       577,088          15,845            8,103           584,830
  Asset-backed securities                          109,480               -                -           109,480
  Mortgage-backed securities                       734,339              52                1           734,390
                                                -------------------------------------------------------------
Total bonds                                     $1,755,236         $23,736          $ 8,754        $1,770,218
                                                =============================================================

Fair values are based on published quotations of the Securities Valuation Office of the NAIC. Fair values generally represent quoted market value prices for securities traded in

                       Integrity Life Insurance Company

3. Investments (continued)

the public marketplace, or analytically determined values using bid or closing prices for securities not traded in the public marketplace. However, for certain investments for which the NAIC does not provide a value, the Company uses the amortized cost amount as a substitute for fair value in accordance with prescribed guidance. As of December 31, 1996 and 1995, the fair value of investments in bonds includes $1,853,618,000 and $646,393,000, respectively, of bonds that were valued at amortized cost.

A summary of the cost or amortized cost and fair value of the Company's investments in bonds at December 31, 1996, by contractual maturity, is as follows:

                                Cost or
                               Amortized      Fair
                                 Cost         Value
                            --------------------------
                                  (In Thousands)
Years to maturity:
 One or less                   $   24,891   $   24,783
 After one through five           164,212      160,461
 After five through ten           209,202      203,861
 After ten                        618,737      612,931
Asset-backed securities           282,902      282,902
Mortgage-backed securities      1,182,448    1,182,278
                            --------------------------
Total                          $2,482,392   $2,467,216
                            ==========================

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their life.

Proceeds from the sales of investments in bonds during 1996 and 1995 were $1,435,801,000 and $912,298,000; gross gains of $26,178,000 and $21,015,000, and gross losses of $14,430,000 and $10,561,000 were realized on those sales, respectively.

At December 31, 1996 and 1995, bonds with an admitted asset value of $7,693,000 and $24,192,000, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

                       Integrity Life Insurance Company

3. Investments (continued)

Unrealized gains and losses on investment in subsidiary are reported directly in surplus and do not affect operations. The gross unrealized gains and losses on, and the cost and fair value of, the investment are summarized as follows:

                                            Gross           Gross
                                          Unrealized     Unrealized      Fair
                               Cost         Gains          Losses        Value
                           -----------------------------------------------------
                                               (In Thousands)
At December 31, 1996:
 Subsidiary                  $17,823       $30,449        $   -         $48,272
                           =====================================================

At December 31, 1995:
 Subsidiary                  $17,823       $21,316        $   -         $39,139
                           =====================================================

The Company has made no new investments in mortgage loans during 1996. The maximum percentage of any one loan to the value of the security at the time of the loan exclusive of any purchase money mortgages is 75%. Fire insurance at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the buildings is required on all properties covered by mortgage loans. As of year-end the Company held no mortgages with interest more than one year past due. During 1996, no interest rates of outstanding mortgage loans were reduced. No amounts have been advanced by the Company.

In connection with the change in control of the Company during 1993, National Mutual agreed to indemnify the Company pursuant to a Guaranty Agreement dated November 26, 1993, with respect to (i) principal (up to 100%) of the Company's mortgage loans' statutory book value as of December 31, 1992 and (ii) contractual interest payments (based on the original principal amount) of all acquired commercial and agricultural mortgage loans. In support of its indemnification obligations, National Mutual has placed $23.0 million into escrow in favor of the Company and National Integrity until the mortgage loans have been repaid in full.

                       Integrity Life Insurance Company

3. Investments (continued)

Major categories of the Company's net investment income are summarized as follows:


                                                   Year Ended December 31,
                                                       1996        1995
                                                   -----------------------
                                                        (In Thousands)
Income:
     Bonds                                           $158,724    $138,791
     Preferred stocks                                   3,626         680
     Mortgage loans                                     3,703       7,140
     Real estate                                          218         118
     Policy loans                                       6,729       6,150
     Short-term investments and cash                    3,849       3,696
     Other investment income                              168         911
                                                     --------------------
Total investment income                               177,017     157,486

Investment expenses                                    (5,206)     (5,121)
                                                     --------------------
Net investment income                                $171,811    $152,365
                                                     ====================





4. Reinsurance

Consistent with prudent business practices and the general practice of the insurance industry, the Company reinsures risks under certain of its insurance products with other insurance companies through reinsurance agreements. Through these reinsurance agreements, substantially all mortality risks associated with single premium endowment and variable annuity deposits and substantially all risks associated with variable life business have been reinsured with non-affiliated insurance companies. A contingent liability exists with respect to insurance ceded which would become a liability should the reinsurer be unable to meet the obligations assumed under these reinsurance agreements.

The Company purchased guaranteed investment contract ("GIC") deposits totaling $358,339,000 from National Integrity as of June 30, 1996. Beginning April 1, 1996 and

                       Integrity Life Insurance Company

4. Reinsurance (continued)

through December 31, 1996, the Company assumed $507,934,000 in GIC deposits through a 50% coinsurance agreement with General American Life Insurance Company.

The effect of reinsurance on premiums and amounts earned is as follows:

                                 Year Ended December 31,
                                    1996       1995
                                 -----------------------
                                     (In Thousands)
Direct premiums and amounts
 assessed against policyholders   $241,442    $248,906
Reinsurance assumed                521,067       7,497
Reinsurance ceded                  (16,915)     (9,713)
                                 ---------------------
Net premiums and amounts earned   $745,594    $246,690
                                 =====================


5. Federal Income Taxes

The Company files a consolidated return with National Integrity. The method of allocation between the companies is based on separate return calculations after consolidated losses and credits.

Income before income taxes differs from taxable income principally due to value of insurance in force, interest maintenance reserves, and differences in policy and contract liabilities and investment income for tax and financial reporting purposes.

The current year and prior year tax provisions were calculated including consolidated net operating loss carryover benefits of $14,164,000 and $14,084,000, respectively.

The Company had a net operating loss carryforward of approximately $7.0 million at December 31, 1995 expiring in the years 2005 to 2007. The filing of amended 1993 and 1994 consolidated federal returns generated additional consolidated net operating losses of $7.2 million, which were fully utilized in the current year provision.

Federal income tax regulations allowed certain special deductions for 1983 and prior years which are accumulated in a memorandum tax account designated as "policyholders' surplus". Generally, this policyholders' surplus account will become subject to tax at the

                       Integrity Life Insurance Company

5. Federal Income Taxes (continued)

then-current rates only if the accumulated balance exceeds certain maximum limitations or if certain cash distributions are deemed to be paid out of the account. At December 31, 1996, the Company's accumulated separate policyholders' surplus account balance was approximately $1,739,000, which the Company obtained as a result of the SBM Life merger at December 31, 1995. The Company has no plans to distribute amounts from the policyholders' surplus account, and no further additions to the account are allowed by the Tax Reform Act of 1984.

6. Surplus

Dividends that ARM may receive from the Company in any year without prior approval of the Ohio Insurance Director are limited by statute to the greater of
(i) 10% of the Company's statutory capital and surplus as of the preceding December 31, and (ii) the Company's statutory net income for the preceding year. The maximum dividend payments that may be made by the Company to ARM during 1997 are $26,042,000.

Under New York insurance laws, National Integrity may pay dividends to Integrity only out of its earnings and surplus, subject to at least thirty days' prior notice to the New York Insurance Superintendent and no disapproval from the Superintendent prior to the date of such dividend. The Superintendent may disapprove a proposed dividend if the Superintendent finds that the financial condition of National Integrity does not warrant such distribution.

The NAIC adopted Risk-Based Capital ("RBC") requirements which became effective December 31, 1993, that attempt to evaluate the adequacy of a life insurance company's adjusted statutory capital and surplus in relation to investment, insurance and other business risks. The RBC formula will be used by the states as an early warning tool to identify possible under-capitalized companies for the purpose of initiating regulatory action and is not designed to be a basis for ranking the financial strength of insurance companies. In addition, the formula defines a new minimum capital standard which supplements the previous system of low fixed minimum capital and surplus requirements. The RBC requirements provide for four different levels of regulatory attention depending on the ratio of the company's adjusted capital and surplus to its RBC. As of December 31, 1996 and 1995, the adjusted capital and surplus of the Company is substantially in excess of the minimum level of RBC that would require regulatory response.

                       Integrity Life Insurance Company

7. Annuity Reserves

At December 31, 1996 and 1995, the Company's annuity reserves, including separate accounts, and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal without adjustment, and not subject to discretionary withdrawal provisions are summarized as follows:

                                                Amount       Percent
                                            ------------------------
                                            (In Thousands)
At December 31, 1996:
 Subject to discretionary withdrawal
  (with adjustment):
   With market value adjustment               $  121,549       4.0%
   At book value less current surrender
    charge of 5% or more                         263,726       8.7
   At market value                               543,906      18.1
   Total with adjustment or at market         --------------------
    value                                        929,181      30.8
 Subject to discretionary withdrawal
  (without adjustment) at book value
  with minimal or no charge or
  adjustment                                   1,520,259      50.5
 Not subject to discretionary withdrawal         561,616      18.7
                                              --------------------
 Total annuity reserves and deposit
  fund liabilities-before reinsurance          3,011,056     100.0%
                                                            ======
 Less reinsurance ceded                           44,653
                                              ----------
 Net annuity reserves and deposit fund
  liabilities                                 $2,966,403
                                              ==========

                       Integrity Life Insurance Company

7. Annuity Reserves (continued)

                                              Amount     Percent
                                            --------------------
                                            (In Thousands)
At December 31, 1995:
 Subject to discretionary withdrawal
  (with adjustment):
   With market value adjustment             $   81,678      4.0%
   At book value less current surrender
    charge of 5% or more                       371,396     18.0
   At market value                             404,273     19.5
                                            -------------------
   Total with adjustment or at market
    value                                      857,347     41.5
 Subject to discretionary withdrawal
  (without adjustment) at book value
  with minimal or no charge or adjustment      664,997     32.2
 Not subject to discretionary withdrawal       542,014     26.3
                                            -------------------
 Total annuity reserves and deposit
  fund liabilities-before reinsurance        2,064,358    100.0%
                                                          =====
 Less reinsurance ceded                         62,808
                                            ----------
 Net annuity reserves and deposit fund
  liabilities                               $2,001,550
                                            ==========

The Company's insurance and annuity reserves (net of reinsurance) increased in 1996 by 48.2%, from $2,001,550,000 at December 31, 1995 to $2,966,403,000 at
December 31, 1996. Beginning April 1, 1996 and through December 31, 1996, the Company assumed $507,934,000 in GIC deposits through a 50% coinsurance agreement and purchased $358,339,000 in GIC deposits from National Integrity as of June 30, 1996.

8. Separate Accounts

Separate accounts assets and liabilities represent funds segregated for the benefit of variable annuity, certain fixed annuity and variable life policyholders who generally bear the investment risk (mutual fund options), or for certain policyholders who are

                       Integrity Life Insurance Company

8. Separate Accounts (continued)

guaranteed a fixed rate of return (guaranteed rate options). Assets held in separate accounts are carried at estimated fair values.

Information regarding the separate accounts of the Company as of and for the year ended December 31, 1996 is as follows:

                                              Separate Accounts
                                               with Guarantees
                                           -------------------------
                                                         Nonindexed        Nonguaranteed
                                                         Guaranteed          Separate
                                           Indexed      More than 4%         Accounts         Total
                                           ----------------------------------------------------------
                                                                (In Thousands)
Premiums, deposits and other
 considerations                            $15,499         $ 57,823          $126,770        $200,092
                                           ==========================================================
Reserves for separate accounts with
 assets at fair value                      $13,776         $129,793          $571,880        $715,449
                                           ==========================================================
Reserves for separate accounts by
 withdrawal characteristics:
  Subject to discretionary withdrawal
   (with adjustment):
     With market value adjustment          $    -          $121,549          $     -         $121,549
     At book value without market value
      adjustment and with current
      surrender charge of 5% or more            -             8,244                -            8,244
     At market value                           183               -            571,880         572,063
                                           ----------------------------------------------------------
                                               183          129,793           571,880         701,856
  Not subject to discretionary
   withdrawal                               13,593               -                 -           13,593
                                           ----------------------------------------------------------
  Total separate accounts reserves         $13,776         $129,793          $571,880        $715,449
                                           ==========================================================

                       Integrity Life Insurance Company

8. Separate Accounts (continued)

A reconciliation of the amounts transferred to and from the separate accounts for the years ended December 31, 1996 and 1995 is presented below:

                                             1996        1995
                                        -----------------------
                                             (In Thousands)
Transfers as reported in the Summary of
 Operations of the Separate Accounts
 Statement:
  Transfers to separate accounts           $200,092    $129,830
  Transfers from separate accounts          (71,356)    (43,344)
                                        -----------------------
Net transfers to separate accounts          128,736      86,486

Reconciling adjustments:
 Mortality and expense charges reported
  as other revenues                           6,977       4,726
 Policy deductions reported as other
  revenues                                    1,857       1,605
                                        -----------------------
Transfers as reported in the Summary of
 Operations of the Life, Accident and
 Health Annual Statement                   $137,570    $ 92,817
                                        =======================

9. Fair Values of Financial Instruments

Statement of Financial Accounting Standards ("SFAS") No. 107, "Disclosures About Fair Value of Financial Instruments," requires disclosure of fair value information about all financial instruments, including insurance liabilities classified as investment contracts, unless specifically exempted. The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Accordingly, the aggregate

                       Integrity Life Insurance Company

9. Fair Values of Financial Instruments (continued)

fair value amounts presented do not necessarily represent the underlying value of such instruments. For financial instruments not separately disclosed below, the carrying amount is a reasonable estimate of fair value.

                                          December 31, 1996          December 31, 1995
                                     -----------------------------------------------------
                                        Carrying                   Carrying
                                         Amount     Fair Value      Amount     Fair Value
                                     -----------------------------------------------------
                                                         (In Thousands)
Assets:
 Bonds                                  $2,482,392   $2,552,022   $1,755,236   $1,797,097
 Preferred stocks                           42,234       43,550        7,604        8,623
 Mortgage loans                             32,946       32,946       38,612       38,612

Liabilities:
 Life and annuity reserves for
  investment-type contracts             $2,279,832   $2,297,739   $1,490,606   $1,571,032

 Separate accounts annuity reserves        687,292      686,518      485,951      484,406

Bonds and Preferred Stocks

Fair values for bonds and preferred stocks are based on quoted market prices, where available. For bonds and preferred stocks for which a quoted market price is not available, fair values are estimated using internally calculated estimates or quoted market prices of comparable investments.

Mortgage Loans

Pursuant to the terms of ARM's acquisition of the Company, payments of principal and interest on mortgage loans acquired on November 26, 1993 are guaranteed by National Mutual. Principal received in excess of statutory book value is to be returned to National Mutual. Accordingly, book value is deemed to be fair value.

                       Integrity Life Insurance Company

9. Fair Values of Financial Instruments (continued)

Life and Annuity Reserves for Investment-Type Contracts

The fair value of single premium immediate annuities is based on discounted cash flow calculations using a market yield rate for assets with similar durations. The fair value of the remaining annuities is primarily based on the cash surrender values of the underlying policies.

Separate Accounts Annuity Reserves

The fair value of separate accounts annuity reserves for investment-type products equals the cash surrender values.

10. Related Party Transactions

Effective January 1, 1994, the Company entered into an Administrative Services Agreement with ARM. ARM performs certain administrative and special services for the Company to assist with its business operations. The services include policyholder services; accounting, tax and auditing; underwriting; marketing and product development; functional support services; payroll functions; personnel functions; administrative support services; and investment functions. During 1996 and 1995, the Company was charged $13,823,000 and $9,691,000, respectively, for these services in accordance with the requirements of applicable insurance law and regulations.

In connection with ARM's acquisition of the Company in 1993, ARM obtained a Term Loan Facility Agreement in the principal amount of $40.0 million. The loan amount is secured by a pledge of the shares of common stock of Integrity.